SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2011

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 10, 2011, a wholly owned subsidiary of VASCO Data Security International, Inc. (“VASCO”), entered into and consummated agreements for the purchase of all of the intellectual property of DigiNotar Holding B.V. and its subsidiaries and the acquisition of 100% of the stock of DigiNotar B.V. and DigiNotar Notariaat B.V., each a private company organized and existing in The Netherlands (collectively, the “DigiNotar Entities”), for cash in the aggregate of €10.0 million (approximately $12.9 million at an exchange rate of 1.29 dollars per Euro). Both transactions were effective January 1, 2011 (“Effective Date”). VASCO funded the transactions from its existing cash balances.

Pursuant to the terms of the IP Purchase Agreement (“IP Agreement”), VASCO Data Security International GmbH (“Purchaser”) acquired all the intellectual property rights relating to the identity, authentication, signature and delivery services and products owned by DigiNotar Technologie B.V. and the DigiNotar Entities as guaranteed by their parent entity, DigiNotar Holding B.V., for total consideration of €6.3 million or approximately $8.1 million. Pursuant to the terms of the Share Sale and Purchase Agreement (“Share Agreement”), Purchaser acquired all the shares of the DigiNotar Entities from DigiNotar Holding B.V. for initial consideration of €3.7 million or approximately $4.8 million, subject to adjustments related to working capital and certain liabilities as of the Effective Date and the DigiNotar Entities’ EBIT (earnings before interest and taxes) for fiscal year 2011 (collectively “Purchase Price Reductions”). Of the initial consideration under the Share Agreement, €1.45 million or approximately $1.9 million was required to be paid at closing and €2.25 million or approximately $2.9 million was deposited into an escrow fund.

The IP Purchase Agreement and the Share Agreement contain representations, warranties, and covenants that are customary for a transaction of this size and nature. DigiNotar Holding B.V. irrevocably and unconditionally guarantees the DigiNotar Entities’ performance and payments under the IP Agreement and will satisfy its obligations initially from the escrow fund established under Share Agreement. The escrow fund also serves as a source of payment to the Purchaser in the event of any Purchase Price Reductions and for DigiNotar Holding B.V.’s indemnification obligations related to specified liabilities under the Share Agreement.

As additional support for the potential adjustment related to DigiNotar Entities’ EBIT for 2011, an agreement and a second escrow fund in the amount of €0.4 million or approximately $0.5 million was established by D.B.A. ten Burg Holding B.V. and Bosco Holding B.V., both private limited liability companies organized and existing under the laws of The Netherlands. As a result of this agreement, the maximum potential adjustment related to the DigiNotar Entities’ EBIT increased from €1.0 million or approximately $1.3 million under the Share Agreement to €1.4 million or approximately $1.8 million in the aggregate.

This description of the IP Agreement, Share Agreement and the agreement with D.B.A. ten Burg Holding and Bosco Holding does not purport to be complete and is qualified in its entirety by reference to the IP Agreement, the Share Agreement and the agreement with D.B.A. ten Burg Holding and Bosco Holding, which are attached as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this report and are incorporated herein by reference. A copy of the press release announcing the consummation of the acquisition, the prepared script for the DigiNotar acquisition conference call and the transcript of that call, which are attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, to this report and are incorporated herein by reference. The representations and warranties of each party set forth in the IP Agreement and Share Agreement have been made solely for the benefit of the other party to the IP Agreement and Share Agreement. Accordingly, the IP Agreement and Share Agreement are included with this report only to provide VASCO investors with information regarding the terms of the IP Agreement and Share Agreement, and not to provide VASCO investors with any other factual information regarding the parties or their respective businesses.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	IP Purchase Agreement between VASCO Data Security International GmbH and DigiNotar Technologie B.V., DigiNotar Notariaat B.V., DigiNotar B.V., and DigiNotar Holding B.V. dated January 10, 2011.
2.2*	Share Sale and Purchase Agreement between VASCO Data Security International GmbH and DigiNotar Holding B.V., DigiNotar B.V., and DigiNotar Notariaat B.V. dated January 10, 2011.
2.3	Agreement between VASCO Data Security International GmbH and D.B.A. ten Burg Holding B.V. and Bosco Holding B.V. dated January 10, 2011.
99.1	VASCO Press Release dated January 10, 2011 announcing the DigiNotar acquisition.
99.2	VASCO Media Alert dated January 10, 2011 announcing Acquisition Conference Call.
99.3	Prepared script of January 11, 2011 DigiNotar Acquisition Conference Call.
99.4	Transcript of January 11, 2011 DigiNotar Acquisition Conference Call.

*	Certain exhibits, schedules, and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. VASCO undertakes to furnish supplementally copies of any omitted items upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2011	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	IP Purchase Agreement between VASCO Data Security International GmbH and DigiNotar Technologie B.V., DigiNotar Notariaat B.V., DigiNotar B.V., and DigiNotar Holding B.V. dated January 10, 2011.
2.2*	Share Sale and Purchase Agreement between VASCO Data Security International GmbH and DigiNotar Holding B.V., DigiNotar B.V., and DigiNotar Notariaat B.V. dated January 10, 2011.
2.3	Agreement between VASCO Data Security International GmbH and D.B.A. ten Burg Holding B.V. and Bosco Holding B.V. dated January 10, 2011.
99.1	VASCO Press Release dated January 10, 2011 announcing the DigiNotar acquisition.
99.2	VASCO Media Alert dated January 10, 2011 announcing Acquisition Conference Call.
99.3	Prepared script of January 11, 2011 DigiNotar Acquisition Conference Call.
99.4	Transcript of January 11, 2011 DigiNotar Acquisition Conference Call.

*	Certain exhibits, schedules, and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. VASCO undertakes to furnish supplementally copies of any omitted items upon request by the Securities and Exchange Commission.